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                                                                  EXHIBIT 23.1


                      CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K into the Company's previously filed Registration Statement File No. 333-10071 on Form S-8.





                                                  ARTHUR ANDERSEN LLP


Orange County, California
March 22, 1999